Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of CMR Mortgage Fund II, LLC (the “Company”), on Form 10-K for the year ended December 31, 2007 (the “Report”), I, James Gala, Chief Executive Officer of California Mortgage and Realty, Inc., the manager of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)                                 the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 23, 2008	/s/ JAMES GALA

James Gala

Chief Executive Officer and Chief Financial Officer of California Mortgage and Realty, Inc., the Manager of the Registrant